                                                  Southern California Edison Company

                              $300,000,000 5% First and Refunding Mortgage Bonds, Series 2004A, Due 2014

                              $525,000,000 6% First and Refunding Mortgage Bonds, Series 2004B, Due 2034

                         $150,000,000 Floating Rate First and Refunding Mortgage Bonds, Series 2004C, Due 2006

                                                        Underwriting Agreement

                                                                                                                New York, New York

                                                                                                                   January 7, 2004

Citigroup Global Markets Inc.
J.P. Morgan Securities Inc.
Lehman Brothers Inc.
   As Representatives of the several Underwriters,
c/o Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York  10013

Ladies and Gentlemen:

Southern  California  Edison Company,  a corporation  organized under the laws of the State of California (the "Company"),  proposes to sell to the several underwriters named in Schedule I hereto (the "Underwriters"),  for whom you (the  "Representatives")  are acting as representatives,  $300,000,000 principal  amount of its 5% First and  Refunding  Mortgage  Bonds,  Series  2004A,  Due 2014 (the "2004A
Bonds"),  $525,000,000 principal  amount of its 6% First and Refunding  Mortgage Bonds,  Series 2004B, Due 2034 (the "2004B Bonds") and
$150,000,000 principal  amount of its Floating Rate First and Refunding Mortgage Bonds,  Series 2004C, Due 2006 (the "2004C Bonds" and,
together with the 2004A Bonds and the 2004B Bonds, the "Securities"),  to be issued under the One Hundred First Supplemental  Indenture
(the  "Supplemental  Indenture")  to be dated as of January  7,  2004,  to a Trust  Indenture  dated as of October 1, 1923 (the  "Trust
Indenture"  and, as supplemented  by the  Supplemental  Indenture,  the  "Indenture")  between the Company and The Bank of New York, as successor to Harris Trust and Savings  Bank,  and D.G.  Donovan,  as trustees (the  "Trustees").  To the extent there are no additional
Underwriters  listed on Schedule I other than you, the term  Representatives  as used herein shall mean you, as  Underwriters,  and the terms  Representatives  and Underwriters shall mean either the singular or plural as the context requires.  Any reference herein to the
Registration  Statement,  a Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference  therein  pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the  Effective  Date of the
Registration  Statement or the issue date of such  Preliminary  Prospectus  or the  Prospectus,  as the case may be; and any  reference herein to the terms amend, amendment or supplement with respect to the

Registration  Statement,  any  Preliminary  Prospectus  or the  Prospectus  shall be deemed to refer to and  include  the filing of any document  under the  Exchange  Act  after the  Effective  Date of the  Registration  Statement,  or the issue  date of any  Preliminary
Prospectus  or the  Prospectus,  as the case may be,  deemed to be  incorporated  therein by  reference.  Certain terms used herein are defined in Section 17 hereof.

                  1.       Representations  and Warranties.  The Company  represents and warrants to, and agrees with, each Underwriter
                           --------------------------------
as set forth below in this Section 1.

                  (a)      The Company  meets the  requirements  for use of Form S-3 under the Act and has  prepared and filed with the
         Commission a registration  statement (file number 333-109764) on Form S-3,  including a related  preliminary  prospectus,  for registration  under the Act of the  offering  and sale of the  Securities.  The Company may have filed one or more  amendments thereto,  including a related  preliminary  prospectus,  each of which has previously  been furnished to you. The Company will next file with the Commission one of the following:  either  (1) prior to the Effective Date of such  registration  statement, a further  amendment to such  registration  statement,  including the form of final prospectus or (2) after the Effective Date of such registration  statement,  a final prospectus in accordance with Rules 430A and 424(b). In the case of clause (2),  the
         Company has included in such registration  statement,  as amended at the Effective Date, all information (other than Rule 430A
         Information)  required by the Act and the rules thereunder to be included in such  registration  statement and the Prospectus.
         As filed,  such amendment and form of final  prospectus,  or such final  prospectus,  shall contain all Rule 430A Information, together with all other such required  information,  and, except to the extent the Representatives shall agree in writing to a modification,  shall be in all  substantive  respects  in the form  furnished  to you prior to the  Execution  Time or, to the extent not  completed at the  Execution  Time,  shall  contain only such  specific  additional  information  and other changes
         (beyond that contained in the latest  Preliminary  Prospectus)  as the Company has advised you,  prior to the Execution  Time, will be included or made therein.

                  (b)      On the Effective  Date, the  Registration  Statement did or will, and when the Prospectus is first filed (if required) in accordance  with Rule 424(b) and on the Closing Date (as defined  herein),  the Prospectus  (and any  supplements thereto) will,  comply in all material  respects with the applicable  requirements  of the Act, the Exchange Act and the Trust
         Indenture  Act and the  respective  rules  thereunder;  on the  Effective  Date and at the Execution  Time,  the  Registration
         Statement  did not or will not contain any untrue  statement of a material fact or omit to state any material fact required to be stated  therein or necessary in order to make the  statements  therein not  misleading;  on the  Effective  Date and on the
         Closing  Date the  Indenture  did or will  comply in all  material  respects  with the  applicable  requirements  of the Trust
         Indenture Act and the rules  thereunder;  and, on the Effective  Date, the  Prospectus,  if not filed pursuant to Rule 424(b), will not, and on the date of any filing  pursuant to Rule 424(b) and on the Closing Date,  the  Prospectus  (together with any supplement  thereto) will not,  include any untrue  statement of a material fact or omit to state a material fact necessary in order to make the  statements  therein,  in the light of the  circumstances  under  which  they  were  made,  not  misleading;
         provided, however, that the Company makes no representations or warranties as to (i) that part of the  Registration  Statement which shall  constitute the Statement of Eligibility and  Qualification
         (Form T-1) under the Trust  Indenture  Act of the  Trustees  or  (ii) the  information  contained  in or  omitted  from the
         Registration Statement,  or the Prospectus (or any supplement  thereto) in reliance upon and in conformity  with  information furnished in writing to the Company by or on behalf of any  Underwriter  through the  Representatives  specifically  for inclusion  in the Registration Statement or the Prospectus (or any supplement thereto).

                  (c)      The Company is not and, after giving effect to the offering and sale of the  Securities and the  application of the proceeds  thereof as described in the  Prospectus,  will not be an  "investment  company" as defined in the  Investment
         Company Act of 1940, as amended.

                  (d)      The Company has been duly  incorporated  and is validly existing as a corporation in good standing under the laws of the State of California  with full corporate  power and authority to own or lease,  as the case may be, and to operate its  properties  and conduct its business as described in the  Prospectus,  and is duly  qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction that requires such qualification.

                  (e)      There  is no  franchise,  contract  or  other  document  of a  character  required  to be  described  in the
         Registration  Statement or Prospectus,  or to be filed as an exhibit thereto, which is not described or filed as required; and
         the  statements  in the  Prospectus  under the heading  "Summary-- Southern  California  Edison  Company"  and the  statements incorporated into the Prospectus from the sections entitled  "Regulation" and "Environmental  Matters" in the Company's Annual
         Report on Form 10-K for the fiscal year ended December 31, 2002 (the "Form 10-K"),  as supplemented  by information  contained in the Company's  subsequent  Quarterly  Reports on Form 10-Q and Current Reports on Form 8-K, which are incorporated into the
         Prospectus, fairly summarize the matters therein described in all material respects.

                  (f)      This Agreement has been duly authorized, executed and delivered by the Company.

                  (g)      The Securities and the Indenture  conform in all material  respects to the description  thereof contained in the  Prospectus;  each of the Trust  Indenture and the  Supplemental  Indenture  has been duly  authorized by the Company and, assuming  due  authorization,  execution  and  delivery  thereof by the  Trustees,  the Trust  Indenture  constitutes  and, as supplemented by the  Supplemental  Indenture when executed and delivered by the Company,  will constitute a legal,  valid, and binding instrument  enforceable against the Company in accordance with its terms (subject,  as to enforcement of remedies,  to
         (A) applicable bankruptcy,  fraudulent conveyance,  fraudulent transfer,  reorganization,  insolvency,  moratorium,  equitable subordination or other laws affecting  creditors'  rights  generally from time to time in effect and to general  principles of equity, (B) the terms of the franchises,  licenses,  easements,  leases, permits,  contracts and other instruments under which the mortgaged  property is held or operated,  (C) as to its  enforceability  in respect of the  Company's  interest in nuclear energy facilities, the

         provisions of the Atomic Energy Act of 1954 and regulations thereunder, (D) as to its enforceability in respectof the interest of the Company in the Four  Corners  Generating  Station  and the  easement  and lease  therefor,  to possible  defects in title, including  possible  conflicting  grants or encumbrances  not  ascertainable  because of the absence of or inadequacies in the applicable  recording  law and the  record  system of the Bureau of Indian  Affairs  and the Navajo  Nation,  to the  possible inability of the Company to resort to legal  process to enforce its rights  against the Navajo  Nation  without  Congressional consent and, in the case of the  Company's  lease,  to possible  impairment or  termination  under  certain  circumstances  by
         Congress or the  Secretary of the Interior and (E) such other  liens,  prior rights and  encumbrances  none of which (with the possible  exception  of the  matter  referred  to in clause (D)  above),  with  immaterial  exceptions,  affects  from a legal standpoint  the security  for the  Securities,  the ability of the Trustees to foreclose on the property  subject to the liens created by the Indenture or the Company's  right to use such  properties in its business);  the Securities  have been duly and validly  authorized,  and, when issued and delivered to and paid for by the Underwriters  pursuant to this Agreement,  will be fully paid and nonassessable.

                  (h)      No consent,  approval,  authorization,  filing with or order of any court or governmental  agency or body is required in connection with the transactions  contemplated  herein,  except such as have been obtained (i) under the Act, (ii)
         from  the  California  Public  Utilities  Commission  and  (iii)  such as may be  required  under  the  blue  sky  laws of any jurisdiction  in  connection  with  the  purchase  and  distribution  of the  Securities  by the  Underwriters  in the  manner contemplated herein and in the Prospectus.

                  (i)      All such filings,  recordings,  indexings and postings to geographical  indexes have been made in (x) county real estate records or offices of county  recorders,  (y) Federal and State  offices,  bureaus and agencies and (z) offices of the Navajo Nation as are necessary  under  applicable  law to perfect,  preserve and protect the lien created by the Indenture or ensure  that  such  filings,  recordations,  postings  and  indexings  are fully  effective  to give  constructive  notice, constructive  knowledge or implied  notice,  as applicable,  of such lien and the property  subject thereto to all purchasers, mortgagees and encumbrancers of such property (other than  after-acquired  property) who become such subsequent to the date of such recording, filing, posting or indexing.

                  (j)      The Indenture  will  constitute a legally  valid first lien or charge,  to the extent that it purports to be such,  on  substantially  all of the property now owned by the Company to the extent and subject to the  exceptions,  defects, qualifications  and other  matters set forth or referred to in the  Prospectus  or in Section 1(g) of this  Agreement,  and to such other matters that do not materially affect the security for the Securities.

                  (k)      Neither the issue and sale of the Securities nor the  consummation of any other of the  transactions  herein contemplated  nor the  fulfillment of the terms hereof will conflict  with,  result in a breach or violation of, or imposition of any lien,  charge or encumbrance  upon any property or assets of the Company pursuant to, (i) the charter or by-laws of the
         Company,  (ii) the  terms of any  indenture  (other  than,  solely  with  respect  to the  imposition  of liens,  charges  and encumbrances upon property or assets of the Company or SCE Funding LLC, the lien created by the Indenture in favor of the

         Securities), contract, lease,  mortgage, deed of trust, note agreement, loan agreement or other agreement,  obligation, condition, covenant  or  instrument  to which the  Company or SCE  Funding  LLC is a party or bound or to which its or their  property is subject,  or (iii) any  statute,  law, rule,  regulation,  judgment,  order or decree  applicable to the Company of any court, regulatory  body,  administrative  agency,  governmental  body,  arbitrator or other authority  having  jurisdiction  over the
         Company  or any of its properties.

                  (l)      The  consolidated  historical  financial  statements  and  schedules  of the  Company  and its  consolidated subsidiaries  incorporated by reference in the Prospectus and the Registration Statement (the "Financial  Statements") present fairly in all material respects the financial  condition,  results of operations and cash flows of the Company as of the dates and for the  periods  indicated,  comply  as to form  with the  applicable  accounting  requirements  of the Act and have been prepared in conformity with generally  accepted  accounting  principles  applied on a consistent  basis throughout the periods involved  (except as otherwise noted therein).  The selected  financial data set forth under the caption  "Selected  Financial
         Information"  in the Company's  Form 10-K,  incorporated  by reference in the  Prospectus and  Registration  Statement  fairly present,  on the basis stated in the Form 10-K,  the  information  included  therein.  The financial  information  included or incorporated in the Prospectus complies with the requirements of Regulation G and Item 10(e) of Regulation S-K under the Act.

                  (m)      Arthur  Andersen  LLP,  who  certified  certain  financial  statements  of the Company and its  consolidated subsidiaries  and  delivered  their report with respect to such audited  consolidated  financial  statements  incorporated  by reference in the Prospectus and  Registration  Statement,  were  independent  public  accountants  with respect to the Company within the  meaning of the Act and the  applicable  published  rules and  regulations  thereunder  for the periods so reported prior to their  replacement by the Company on May 8, 2002;  PricewaterhouseCoopers  LLP, who have certified  certain financial statements  of the  Company  and its  consolidated  subsidiaries  and  delivered  their  report  with  respect to the  audited consolidated  financial  statements  and  schedules  for the year ended  December  31, 2002  incorporated  by reference in the
         Prospectus,  are independent  public  accountants with respect to the Company within the meaning of the Act and the applicable published rules and regulations thereunder.

                  (n)      No action,  suit or  proceeding  by or before any court or  governmental  agency,  authority  or body or any arbitrator  involving the Company or any of its  subsidiaries or its or their property is pending or, to the best knowledge of the Company,  threatened  that (i) could  reasonably be expected to have a material  adverse effect on the performance of this
         Agreement or the consummation of any of the transactions  contemplated  hereby or (ii) could  reasonably be expected to have a
         Material Adverse Effect, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

                  (o)      The Company and its subsidiaries  maintain a system of internal  accounting  controls  sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations;

         (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting  principles  and to maintain asset  accountability;  (iii) access  to assets is permitted  only in accordance  with management's  general or  specific  authorization;  and  (iv) the  recorded  accountability  for assets is  compared  with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (p)      Neither the Company  nor,  with  respect to (ii) below,  SCE Funding is in  violation  or default of (i) any provision  of its  charter  or bylaws,  (ii) the  terms of any  indenture,  contract,  lease,  mortgage,  deed of trust,  note agreement, loan agreement or other agreement,  obligation,  condition,  covenant or instrument to which it is a party or bound or to which its property is subject,  or (iii) any statute,  law, rule,  regulation,  judgment,  order or decree of any court, regulatory  body,  administrative  agency,  governmental  body,  arbitrator or other authority  having  jurisdiction  over the
         Company or any of its  properties,  as  applicable  (except,  in the case of clauses (ii) and (iii),  for such  violations  or defaults as would not, in the aggregate, have a Material Adverse Effect).

                  (q)      The  Company  possesses  all  licenses,  certificates,  permits  and  other  authorizations  issued  by  the appropriate  national  and local  U.S.  federal  and state  regulatory  authorities  necessary  to  conduct  their  respective businesses,  and the Company has not received any notice of  proceedings  relating to the  revocation or  modification  of any such  certificate,  authorization  or permit which,  singly or in the aggregate,  if the subject of an  unfavorable  decision, ruling or finding,  would have a Material Adverse Effect,  except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

                  (r)      The Company is (i) in compliance with any and all applicable  national and local U.S. federal and state laws and regulations  relating to the protection of human health and safety,  the  environment or hazardous or toxic  substances or wastes,  pollutants  or  contaminants  ("Environmental  Laws"),  (ii) has  received  and are in  compliance  with all permits, licenses or other approvals required of them under applicable  Environmental  Laws to conduct their respective  businesses and
         (iii) has not received  notice of any actual or potential  liability for the  investigation  or remediation of any disposal or release of hazardous or toxic  substances  or wastes,  pollutants  or  contaminants,  except  where such  non-compliance  with
         Environmental Laws, failure to receive required permits,  licenses or other approvals,  or liability would not have a Material
         Adverse  Effect,  except as set forth in or contemplated in the Prospectus  (exclusive of any supplement  thereto).  Except as set forth in the  Prospectus,  the Company has not been named as a  "potentially  responsible  party" under the  Comprehensive
         Environmental Response, Compensation, and Liability Act of 1980, as amended.

                  (s)      In the ordinary course of its business,  the Company  periodically  reviews the effect of Environmental Laws on the business,  operations  and  properties of the Company,  in the course of which it identifies  and evaluates  associated costs and liabilities  (including,  without limitation,  any capital or operating expenditures required for clean-up,  closure of  properties  or  compliance  with  Environmental  Laws,  or any permit,  license or approval,  any related  constraints  on operating activities and any potential liabilities to

         third parties).  On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not,  singly or in the aggregate,  have a Material  Adverse  Effect,  except as set forth in the Prospectus  (exclusive of any supplement thereto).

                  (t)      No holders of  securities  of the  Company  have rights to the  registration  of such  securities  under the
         Registration Statement.

                  (u)      The  Company  owns or leases all such  properties  as are  necessary  to the  conduct of its  operations  as presently conducted.

                  (v)      The Company has not taken,  directly or indirectly,  any action designed to or that would constitute or that might  reasonably be expected to cause or result in, under the Exchange Act or otherwise,  stabilization  or  manipulation  of the price of any security of the Company to facilitate the sale or resale of the Securities.

                  (w)      Except as set forth in the Prospectus  (exclusive of any supplement  thereto),  the minimum funding standard under Section 302 of the Employee  Retirement  Income  Security Act of 1974,  as amended,  and the  regulations  and published interpretations  thereunder  ("ERISA"),  has been satisfied by each "pension plan" (as defined in Section 3(2) of ERISA) which has been established or maintained by the Company and/or one or more of its  subsidiaries,  and the trust forming part of each such plan which is  intended  to be  qualified  under  Section  401 of the Code is so  qualified;  each of the Company and its subsidiaries  has  fulfilled  its  obligations,  if any,  under  Section 515 of ERISA;  each  pension  plan and  welfare  plan established  or maintained by the Company  and/or one or more of its  subsidiaries  is in compliance in all material  respects with the currently  applicable  provisions of ERISA; and neither the Company nor any of its subsidiaries has incurred or could reasonably  be expected to incur any  withdrawal  liability  under Section 4201 of ERISA,  any  liability  under Section 4062,
         4063, or 4064 of ERISA, or any other liability under Title IV of ERISA.

                  (x)      Except as disclosed in the  Registration  Statement and the  Prospectus,  the Company  (i) does not have any material  lending or other  relationship  with any bank or lending  affiliate of the  Underwriters and (ii) does not intend to use any of the proceeds from the sale of the Securities  hereunder to repay any outstanding  debt owed to any affiliate of the
         Underwriters.

                  (y)      There is and has been no failure on the part of the Company and any of the Company's  directors or officers, in their  capacities  as such,  to comply with  Section 401 of the  Sarbanes  Oxley Act of 2002 and the rules and  regulations promulgated in connection therewith (the "Sarbanes Oxley Act") related to loans.

                  Any  certificate  signed by any  officer of the  Company  and  delivered  to the  Representatives  or counsel for the
Underwriters  in connection with the offering of the Securities  shall be deemed a  representation  and warranty by the Company,  as to matters covered thereby, to each Underwriter.

                  2.       Purchase  and Sale.  Subject  to the terms and  conditions  and in  reliance  upon the  representations  and
                           -------------------
warranties herein set forth, the Company agrees to sell to each Underwriter,  and each Underwriter  agrees,  severally and not jointly, to purchase from the Company,  (i) at a purchase price of 99.194% of the principal  amount thereof,  the principal  amount of the 2004A
Bonds set forth opposite such  Underwriter's  name in Schedule I hereto;  (ii) at a purchase  price of 98.464% of the principal  amount thereof,  the  principal  amount of the 2004B Bonds set forth  opposite  such  Underwriter's  name in  Schedule I hereto;  and (i) at a purchase  price of  99.750%  of the  principal  amount  thereof,  the  principal  amount of the 2004C  Bonds  set forth  opposite  such
Underwriter's name in Schedule I hereto.

                  3.       Delivery and Payment.  Delivery of and payment for the Securities  shall be made at 10:00 AM,  New York City
                           ---------------------
time,  on January  14,  2004 or at such time on such  later  date not more than five  Business  Days  after the  foregoing  date as the
Representatives  shall designate,  which date and time may be postponed by agreement between the  Representatives and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the  Securities  being herein called the "Closing  Date").
Delivery of the  Securities  shall be made to the  Representatives  for the  respective  accounts of the several  Underwriters  against payment by the several  Underwriters  through the  Representatives of the purchase price thereof to or upon the order of the Company by wire transfer  payable in same-day funds to an account  specified by the Company.  Delivery of the Securities shall be made through the facilities of The Depository Trust Company unless the Representatives shall otherwise instruct.

                  4.       Offering by  Underwriters.  It is understood that the several  Underwriters  propose to offer the Securities
                           --------------------------
for sale to the public as set forth in the Prospectus.

                  5.       Agreements.  The Company agrees with the several Underwriters that:
                           -----------

                  (a)      The  Company  will use its best  efforts  to cause  the  Registration  Statement,  if not  effective  at the
         Execution Time, and any amendment  thereof,  to become effective.  Prior to the termination of the offering of the Securities, the Company will not file any  amendment of the  Registration  Statement or supplement  to the  Prospectus or any  Rule 462(b)
         Registration  Statement  unless the Company  has  furnished  you a copy for your review  prior to filing and will not file any such  proposed  amendment  or  supplement  to  which  you  reasonably  object.  Subject  to  the  foregoing  sentence,  if the
         Registration  Statement  has become or becomes  effective  pursuant to  Rule 430A,  or filing of the  Prospectus  is otherwise required under  Rule 424(b),  the Company will cause the  Prospectus,  properly  completed,  and any supplement  thereto to be filed in a form approved by the  Representatives  with the  Commission  pursuant to the  applicable  paragraph of  Rule 424(b)
         within the time period prescribed and will provide evidence  satisfactory to the  Representatives  of such timely filing.  The
         Company will  promptly  advise the  Representatives  (1) when the  Registration  Statement,  if not effective at the Execution
         Time, shall have become effective,  (2) when the Prospectus,  and any supplement thereto,  shall have been filed (if required)
         with the Commission  pursuant to Rule 424(b) or when any  Rule 462(b)  Registration  Statement  shall have been filed with the
         Commission,  (3) when,  prior to termination of the offering of the Securities,  any amendment to the  Registration  Statement shall have been  filed or become  effective,  (4) of  any  request by the  Commission  or its staff for any  amendment  of the
         Registration

         Statement, or any  Rule 462(b) Registration  Statement, or for any supplement to the Prospectus or for any additional information,
         (5) of the issuance by the Commission of any stop order  suspending the  effectiveness  of the  Registration  Statement or the institution or threatening of any proceeding for that purpose and (6) of the receipt by the Company of any  notification  with respect  to the  suspension  of the  qualification  of the  Securities  for sale in any  jurisdiction  or the  institution  or threatening  of any  proceeding  for such  purpose.  The Company will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

                  (b)      If, at any time when a prospectus  relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then  supplemented  would include any untrue  statement of a material fact or omit to state any material fact  necessary to make the  statements  therein in the light of the  circumstances  under which they were made not misleading,  or if it shall be necessary to amend the  Registration  Statement or supplement the Prospectus to comply with the Act or the Exchange Act or the  respective  rules  thereunder,  the Company  promptly will  (1) notify  the
         Representatives  of such event;  (2) prepare and file with the Commission,  subject to the second sentence of paragraph (a) of this  Section 5,  an amendment or  supplement  which will correct such  statement or omission or effect such  compliance;  and
         (3) supply any supplemented Prospectus to you in such quantities as you may reasonably request.

                  (c)      As soon as  practicable,  the Company  will make  generally  available  to its  security  holders and to the
         Representatives  an earnings  statement or statements of the Company and its subsidiaries which will satisfy the provisions of
         Section 11(a) of the Act and Rule 158 under the Act.

                  (d)      The Company will furnish to the  Representatives  and counsel for the Underwriters,  without charge,  signed copies of the Registration  Statement  (including  exhibits  thereto) and to each other Underwriter a copy of the Registration
         Statement  (without  exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of each Preliminary  Prospectus and the Prospectus and any supplement  thereto as the  Representatives may reasonably  request.  The Company will pay the expenses of printing or other  production of all documents  relating to the offering.

                  (e)      The Company will arrange,  if necessary,  for the qualification of the Securities for sale under the laws of such jurisdictions as the Representatives  may designate,  will maintain such qualifications in effect so long as required for the  distribution  of the  Securities  and will pay any fee of the  National  Association  of  Securities  Dealers,  Inc.,  in
         connection  with its  review of the  offering;  provided  that in no event  shall the  Company be  obligated  to qualify to do business  in any  jurisdiction  where it is not now so  qualified  or to take any action  that would  subject it to service of process in suits,  other than those arising out of the offering or sale of the Securities in any jurisdiction  where it is not now so subject.

                  (f)      The Company will not, without the prior written consent of the  Representatives,  offer,  sell,  contract to sell,  pledge,  or otherwise  dispose of, (or enter into any transaction which is designed to, or might reasonably be expected to, result in the  disposition  (whether by actual  disposition or effective  economic  disposition  due to cash settlement or otherwise)  by the Company or any  affiliate of the Company or any person in privity with the Company or any  affiliate of the
         Company) directly or indirectly,  including the filing (or  participation in the filing) of a registration  statement with the
         Commission  in respect of, or establish  or increase a put  equivalent  position or  liquidate  or decrease a call  equivalent position  within the meaning of Section 16 of the  Exchange  Act,  any debt  securities  issued or  guaranteed  by the Company
         (other than the Securities) or publicly  announce an intention to effect any such  transaction for a period  commencing on the date hereof and ending on the Closing Date.

                  (g)      The Company will not take,  directly or indirectly,  any action designed to or that would constitute or that might  reasonably be expected to cause or result in, under the Exchange Act or otherwise,  stabilization  or  manipulation  of the price of any security of the Company to facilitate the sale or resale of the Securities.

                  6.       Conditions to the  Obligations of the  Underwriters.  The  obligations of the  Underwriters  to purchase the
                           ----------------------------------------------------
Securities  shall be subject to the accuracy of the  representations  and warranties on the part of the Company  contained herein as of the  Execution  Time and the Closing Date, to the accuracy of the  statements of the Company made in any  certificates  pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

                  (a)      If  the  Registration  Statement  has  not  become  effective  prior  to  the  Execution  Time,  unless  the
         Representatives  agree in writing to a later time, the  Registration  Statement will become  effective not later than (i) 6:00
         PM New York City time, on the date of determination of the public offering price, if such  determination  occurred at or prior to 3:00 PM New York City  time on such  date or  (ii) 9:30  AM on the  Business  Day  following  the day on which  the  public offering  price was  determined,  if such  determination  occurred after 3:00 PM New York City time on such date; if filing of the Prospectus,  or any supplement  thereto,  is required  pursuant to Rule 424(b),  the Prospectus,  and any such supplement, will be  filed in the  manner  and  within  the  time  period  required  by  Rule 424(b);  and no stop  order  suspending  the effectiveness  of the  Registration  Statement  shall have been issued and no  proceedings  for that  purpose  shall have been instituted or threatened.

                  (b)      The Company shall have requested and caused Kenneth Stewart,  Assistant  General Counsel of the Company,  to
         have  furnished to the  Representatives  his  opinion,  dated the Closing Date and  addressed to the  Representatives,  to the effect that:

                           (i)      The Company is a corporation  duly  incorporated,  validly  existing and in good standing under the laws of the State of California;

                           (ii)     The Company has the corporate  power and  authority to own and operate its  property,  to lease the property it operates as lessee and to conduct the  business in which it is  currently  engaged,  as  described in the
                  Prospectus;

                           (iii)    The Company has all requisite  corporate  power and  authority,  has taken all requisite  corporate action,  and has received and is in compliance with all governmental,  judicial and other  authorizations,  approvals and orders  necessary to enter into and perform the  Underwriting  Agreement  and the  Supplemental  Indenture and to
                  offer, issue, sell and deliver the Securities;

                           (iv)     the Trust  Indenture  has been duly  authorized,  executed  and  delivered  by the Company and is a legal, valid, and binding instrument enforceable against the Company in accordance with its terms;

                           (v)      the Supplemental  Indenture has been duly authorized,  executed and delivered by the Company and is a legal, valid, and binding instrument enforceable against the Company in accordance with its terms;

                           (vi)     the Securities  have been duly  authorized by the Company and, when executed and  authenticated  in accordance  with the provisions of the Indenture and delivered to and paid for by the  Underwriters  pursuant to this
                  Agreement,  will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Trust
                  Indenture, as supplemented by the Supplemental Indenture;

                           (vii)    the Trust Indenture, as supplemented by the Supplemental  Indenture,  creates a legally valid first lien,  to the extent that it purports  to be such,  on the  properties  and assets of the  Company  subject  thereto, securing, among other things, the Securities,  subject to the exceptions,  defects,  qualifications and other matters set forth or referred to in the Prospectus and other matters that do not, in the opinion of such counsel,  materially affect the security for the Securities;

                           (viii)   to the knowledge of such counsel,  there is no pending or threatened action,  suit or proceeding by or before any court or governmental  agency,  authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property which is not adequately  disclosed in the  Prospectus,  except in each case for such  proceedings  that, if the subject of an  unfavorable  decision,  ruling or finding,  would not singly or in the aggregate,  result in a material  adverse  change in the condition  (financial or  otherwise),  prospects,  earnings, business,  properties or results of operations of the Company, and there is no franchise,  contract or other document of a character  required to be described in the  Registration  Statement or Prospectus,  or to be filed as an exhibit thereto,  which is not described or filed as required;  and the statements  included or  incorporated by reference in the Prospectus under the headings "Legal Matters" and "Summary-- Southern  California Edison Company" or incorporated by reference into the Prospectus from the sections entitled "Regulation" and

                  "Environmental  Matters" in the Company's  Annual Report on Form 10-K for the fiscal year ended December 31,
                  2002, as  supplemented  by  information  contained in the  Company's  subsequent  Quarterly  Reports on Form 10-Q and
                  Current  Reports on Form 8-K, which are  incorporated by reference in the  Prospectus,  fairly  summarize the matters therein  described in all material  respects;  and the statements set forth in the  Prospectus  Supplement  under the heading "Certain Terms of the Bonds" and in the base prospectus under the heading  "Description of the First Mortgage
                  Bonds," insofar as those statements purport to summarize certain provisions of the Trust Indenture,  the Supplemental
                  Indenture and the Securities, are accurate summaries in all material respects;

                           (ix)     the  Registration  Statement  has  become  effective  under  the Act;  any  required  filing of the
                  Prospectus,  and any  supplements  thereto,  pursuant to Rule 424(b)  has been made in the manner and within the time period required by Rule 424(b);  to the knowledge of such counsel,  no stop order suspending the effectiveness of the
                  Registration  Statement has been issued,  no proceedings  for that purpose have been instituted or threatened and the
                  Registration  Statement and the Prospectus  (other than the financial  statements and other financial and statistical information  contained  therein,  as to which such counsel need express no opinion) comply as to form in all material respects  with  the  applicable  requirements  of the Act,  the  Exchange  Act and the  Trust  Indenture  Act and the
                  respective  rules  thereunder;  and such counsel has no reason to believe that on the Effective  Date or the date the
                  Registration  Statement  was last deemed  amended the  Registration  Statement  contained  any untrue  statement of a material  fact or  omitted  to state any  material  fact  required  to be stated  therein  or  necessary  to make the statements  therein not misleading or that the Prospectus as of its date and on the Closing Date included or includes any  untrue  statement  of a  material  fact or  omitted  or omits to state a  material  fact  necessary  to make the statements  therein,  in the light of the  circumstances  under which they were made,  not  misleading (in each case, other than the financial  statements and other financial and statistical  information  contained therein, as to which such counsel need express no opinion);

                           (x)      this Agreement has been duly authorized, executed and delivered by the Company;

                           (xi)     the Company is not and,  after giving  effect to the offering  and sale of the  Securities  and the application of the proceeds  thereof as described in the Prospectus,  will not be an "investment  company" as defined in the Investment Company Act of 1940, as amended;

                           (xii)    no consent,  approval,  authorization,  filing with or order of any court or governmental agency or body is required in  connection  with the  transactions  contemplated  herein,  except such as have been obtained (i)
                  under the Act, (ii) from the California Public Utilities  Commission and (iii) such as may be required under the blue sky laws of any  jurisdiction in connection with the purchase and  distribution of the Securities by the Underwriters in the manner

                  contemplated  in this Agreement and in the Prospectus and such other  approvals  (specified in such opinion)
                  as have been obtained;

                           (xiii)   neither the execution and delivery of the Indenture, the issue and sale of the Securities,  nor the consummation  of any other of the  transactions  herein  contemplated  nor the  fulfillment  of the terms hereof will conflict  with,  result in a breach or  violation  of, or  imposition  of any lien,  charge or  encumbrance  upon any property or assets of the Company  pursuant  to,  (i) the  charter or by-laws of the Company,  (ii) the  terms of any indenture (other than,  solely with respect to the disposition of liens,  charges and  encumbrances  upon property or assets of the Company or SCE Funding LLC, the lien created by the  Indenture in favor of the  Securities),  contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement,  obligation,  condition,  covenant or  instrument  to which the  Company or SCE  Funding  LLC is a party or bound or to which its or their  property  is subject,  or (iii) any statute,  law, rule,  regulation,  judgment,  order or decree applicable to the Company of any court, regulatory body,  administrative agency,  governmental body, arbitrator or other authority having jurisdiction over the Company or any of its properties; and

                           (xiv)    no holders of securities of the Company have rights to the  registration of such  securities  under the Registration Statement.

         In rendering  such opinion,  such counsel may rely (A) as to matters  involving the  application  of laws of any  jurisdiction other than the State of  California or the Federal laws of the United  States,  to the extent he deems proper and specified in such opinion,  upon the opinion of other counsel of good standing whom he believes to be reliable and who are  satisfactory to counsel for the  Underwriters  and (B) as to matters of fact, to the extent he deems proper,  on  certificates  of responsible officers  of the  Company  and public  officials.  Such  counsel  may render  such  opinion  subject  to such  exceptions  and qualifications  as are  reasonable  or customary  under the  circumstances  and  acceptable  to counsel for the  Underwriters.
         References to the Prospectus in this paragraph (b) shall also include any supplements thereto at the Closing Date.

                  (c)      The  Representatives  shall  have  received  from  Cleary,  Gottlieb,  Steen  &  Hamilton,  counsel  for the
         Underwriters,  such opinion or  opinions,  dated the Closing Date and  addressed to the  Representatives,  with respect to the issuance and sale of the Securities,  the Indenture,  the Registration Statement, the Prospectus (together with any supplement thereto) and other related  matters as the  Representatives  may reasonably  require,  and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                  (d)      The Company shall have furnished to the  Representatives  a certificate of the Company,  signed by the chief financial  officer  and the  controller  of the  Company,  dated the  Closing  Date,  to the effect  that the  signers of such certificate have carefully  examined the Registration  Statement,  the Prospectus,  any supplements to the Prospectus and this
         Agreement and that:

                           (i)      the  representations and warranties of the Company in this Agreement are true and correct on and as of the Closing  Date with the same effect as if made on the Closing  Date and the Company has  complied  with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                           (ii)     no stop order suspending the  effectiveness  of the  Registration  Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

                           (iii)    since the date of the most recent  financial  statements  included or  incorporated by reference in the Prospectus  (exclusive of any  supplement  thereto),  there has been no material  adverse effect on the condition
                  (financial or otherwise),  prospects, earnings, business or properties of the Company and its subsidiaries,  taken as a whole,  whether or not arising  from  transactions  in the ordinary  course of business,  except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

                  (e)      The  Company  shall  have  requested  and  caused  PricewaterhouseCoopers  LLP  to  have  furnished  to  the
         Representatives,  at the Execution Time and at the Closing Date,  letters,  dated respectively as of the Execution Time and as of the  Closing  Date,  in form and  substance  satisfactory  to the  Representatives,  confirming  that they are  independent accountants  within the meaning of the Act and the Exchange Act and the respective  applicable  rules and regulations  adopted by the  Commission  thereunder  and that they have performed a review of the unaudited  interim  financial  information of the
         Company for the  nine-month  period ended  September 30, 2003,  and as at September 30, 2003, in accordance  with Statement on
         Auditing Standards No. 100, and stating in effect that:

                           (i)      in their opinion the audited financial  statements and financial  statement  schedules  included or incorporated by reference in the Registration  Statement and the Prospectus and reported on by them comply as to form in all material respects with the applicable accounting  requirements of the Act and the Exchange Act and the related rules and regulations adopted by the Commission;

                           (ii)     on the basis of a reading  of the latest  unaudited  financial  statements  made  available  by the
                  Company and its  subsidiaries;  their limited  review,  in accordance with standards  established  under Statement on
                  Auditing Standards No. 100, of the unaudited interim financial  information for the nine month period ended September
                  30, 2003, and as at September 30, 2003,  incorporated by reference in the Registration  Statement and the Prospectus;
                  carrying out certain  specified  procedures  (but not an examination in accordance with generally  accepted  auditing standards) which would not necessarily  reveal matters of significance with respect to the comments set forth in such letter;  a reading of the  minutes  of the  meetings  of the  stockholders,  directors  and the  executive,  finance, compensation  and audit  committees  of the  Company,  and  inquiries  of certain  officials  of the Company who have responsibility for financial

                  and accounting  matters of the Company and its  subsidiaries  as to  transactions  and events  subsequent to
                  December 31, 2002, nothing came to their attention which caused them to believe that:

                                    (1)     any  unaudited   financial   statements  included  or  incorporated  by  reference  in  the
                           Registration  Statement and the Prospectus do not comply as to form in all material respects with applicable accounting  requirements  of the Act and with the related rules and  regulations  adopted by the  Commission with respect to financial  statements  included or  incorporated  by reference in quarterly  reports on Form
                           10-Q under the Exchange Act; and said unaudited  financial  statements are not in conformity  with generally accepted  accounting  principles  applied  on a basis  substantially  consistent  with  that of the  audited financial  statements  included  or  incorporated  by  reference  in  the  Registration  Statement  and  the
                           Prospectus; or

                                    (2)     with respect to the period  subsequent to September 30, 2003, there were any changes,  at a specified  date not more  than five  days  prior to the date of the  letter,  in the  long-term  debt of the
                           Company and its  subsidiaries  or common stock of the Company or decreases in the  consolidated  net current assets  (working  capital) or  shareholders  equity of the Company as compared with the amounts shown on the
                           September 30, 2003,  consolidated  balance sheet included or incorporated  by reference in the  Registration
                           Statement and the  Prospectus,  or for the period from October 1, 2003 to such specified date there were any decreases,  as  compared  with  the  corresponding  period  in the  preceding  year  and  quarter  in  total consolidated  operating  revenue,  operating  income,  net income  before taxes or net income  available for common stock of the Company and its  subsidiaries,  except in all  instances  for changes or  decreases  set forth in such letter,  in which case the letter shall be  accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representatives; and

                           (iii)    they have performed  certain other  specified  procedures as a result of which they determined that certain information of an accounting,  financial or statistical nature (which is limited to accounting,  financial or statistical  information  derived from the general  accounting records of the Company and its subsidiaries) set forth in the  Registration  Statement and the Prospectus  and in Exhibit 12 to the  Registration  Statement,  including the information set forth under the caption "Selected Financial Information" in the Prospectus,  the information included or incorporated by reference in Items 1, 2, 6, 7 and 11 of the Company's Annual Report on Form 10-K,  incorporated by reference in the  Registration  Statement  and the  Prospectus,  and the  information  included in the  "Management's
                  Discussion and Analysis of Financial  Condition and Results of Operations"  included or  incorporated by reference in the Company's Quarterly Reports on Form 10-Q, incorporated by reference in the Registration Statement and the

                  Prospectus, agrees with the accounting records of the Company and its subsidiaries,  excluding any questions of legal interpretation.

                  References to the Prospectus in this paragraph (e) include any supplement thereto at the date of the letter.

                  (f)      Subsequent  to the  Execution  Time or,  if  earlier,  the  dates as of  which  information  is given in the
         Registration  Statement (exclusive of any amendment thereof) and the Prospectus  (exclusive of any supplement thereto),  there shall not have been (i) any change or  decrease  specified  in the  letter or letters  referred  to in  paragraph  (e) of this
         Section 6 or (ii) any change, or any development  involving a prospective change, in or affecting the condition  (financial or otherwise),  earnings,  business or properties of the Company and its subsidiaries,  taken as a whole,  whether or not arising from transactions in the ordinary course of business,  except as set forth in or contemplated in the Prospectus  (exclusive of any  supplement  thereto) the effect of which,  in any case referred to in clause (i) or (ii) above,  is, in the sole judgment of the  Representatives,  so material and adverse as to make it  impractical  or  inadvisable  to proceed with the offering or delivery of the  Securities as  contemplated  by the  Registration  Statement  (exclusive  of any  amendment  thereof) and the
         Prospectus (exclusive of any supplement thereto).

                  (g)      Subsequent  to the  Execution  Time,  there  shall not have been any  decrease  in the  rating of any of the
         Company's  debt  securities  by any  "nationally  recognized  statistical  rating  organization"  (as defined for  purposes of
         Rule 436(g)  under the Act) or any notice  given of any  intended  or  potential  decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

                  (h)      Prior  to the  Closing  Date,  the  Company  shall  have  furnished  to  the  Representatives  such  further information, certificates and documents as the Representatives may reasonably request.

                  If any of the  conditions  specified  in this  Section 6 shall not have been  fulfilled  when and as provided in this
Agreement,  or if any of the  opinions  and  certificates  mentioned  above or  elsewhere  in this  Agreement  shall not be  reasonably satisfactory in form and substance to the Representatives  and counsel for the Underwriters,  this Agreement and all obligations of the
Underwriters  hereunder  may be  canceled  at,  or at any time  prior  to,  the  Closing  Date by the  Representatives.  Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

                  The documents required to be delivered by this Section 6 shall be delivered at the office of Cleary,  Gottlieb, Steen
& Hamilton, counsel for the Underwriters, at One Liberty Plaza, New York, NY, on the Closing Date.

                  7.       Reimbursement  of  Underwriters'  Expenses.  If the  sale  of the  Securities  provided  for  herein  is not
                           -------------------------------------------
consummated  because any condition to the obligations of the  Underwriters  set forth in Section 6 hereof is not satisfied,  because of any  termination  pursuant to Section 10  hereof or because of any refusal,  inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the  Underwriters,  the Company will reimburse the Underwriters  severally through Citigroup Global Markets Inc.
on demand for all  out-of-pocket  expenses  (including  reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

                  8.       Indemnification  and  Contribution.  (a) The Company agrees to indemnify and hold harmless each Underwriter,
                           -----------------------------------
the directors,  officers,  employees and agents of each Underwriter and each person who controls any Underwriter  within the meaning of either the Act or the Exchange Act against any and all losses, claims,  damages or liabilities,  joint or several, to which they or any of them may become  subject under the Act, the Exchange Act or other Federal or state  statutory  law or  regulation,  at common law or otherwise,  insofar as such losses,  claims, damages or liabilities (or actions in respect thereof) arise out of, or are based upon any untrue  statement or alleged untrue  statement of a material fact contained in the  registration  statement for the registration of the
Securities as originally filed or in any amendment  thereof,  or in any Preliminary  Prospectus or the Prospectus,  or in any amendment thereof or  supplement  thereto,  or arise out of or are based upon the omission or alleged  omission to state  therein a material fact required  to be stated  therein  or  necessary  to make the  statements  therein  not  misleading,  and agrees to  reimburse  each such indemnified  party,  as incurred,  for any legal or other expenses  reasonably  incurred by them in connection  with  investigating  or defending any such loss, claim, damage,  liability or action;  provided,  however, that the Company will not be liable in any such case to the extent  that any such loss,  claim,  damage or  liability  arises out of or is based upon any such untrue  statement  or alleged untrue  statement or omission or alleged  omission made therein in reliance upon and in conformity with written  information  furnished to the Company by or on behalf of any  Underwriter  through the  Representatives  specifically  for inclusion  therein.  This indemnity agreement will be in addition to any liability which the Company may otherwise have.

                  (b)      Each  Underwriter  severally and not jointly agrees to indemnify and hold harmless the Company,  each of its directors,  each of its officers who signs the Registration  Statement,  and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing  indemnity from the Company to each Underwriter,  but only with reference to written  information  relating to such Underwriter  furnished to the Company by or on behalf of such  Underwriter  through the  Representatives  specifically  for inclusion in the documents  referred to in the foregoing  indemnity.  This indemnity  agreement will be in addition to any liability  which any  Underwriter  may otherwise  have.  The Company  acknowledges  that the  statements set forth in the last paragraph of the cover page  regarding  delivery of the Securities  and,  under the heading  "Underwriting,"  (i) the list of Underwriters and their respective  participation in the sale of the Securities,  (ii) the  sentences related to concessions and reallowances and (iii) the  paragraph related to  stabilization,  syndicate  covering  transactions and penalty bids in any Preliminary
Prospectus and the Prospectus  constitute the only  information  furnished in writing by or on behalf of the several  Underwriters  for inclusion in any Preliminary Prospectus or the Prospectus.

                  (c)      Promptly after receipt by an  indemnified  party under this Section 8 of notice of the  commencement  of any action,  such indemnified party will, if a claim in respect thereof is to be made against the indemnifying  party under this Section 8, notify the indemnifying  party in writing of the  commencement  thereof;  but the failure so to notify the indemnifying  party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not  otherwise  learn of such  action and such  failure  results  in the  forfeiture  by the indemnifying  party of  substantial  rights and defenses  and  (ii) will  not, in any event,  relieve the  indemnifying  party from any obligations  to any  indemnified  party  other  than the  indemnification  obligation  provided  in  paragraph (a)  or (b)  above.  The indemnifying  party shall be entitled to appoint  counsel of the  indemnifying  party's choice at the  indemnifying  party's expense to represent the  indemnified  party in any action for which  indemnification  is sought (in which case the  indemnifying  party shall not thereafter be responsible  for the fees and expenses of any separate  counsel  retained by the  indemnified  party or parties except as set  forth  below);  provided,  however,  that such  counsel  shall be  satisfactory  to the  indemnified  party.  Notwithstanding  the
                     --------   -------
indemnifying  party's  election to appoint counsel to represent the indemnified  party in an action,  the indemnified  party shall have the right to employ separate counsel  (including local counsel),  and the indemnifying  party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying  party to represent the indemnified  party would present such counsel with a conflict of interest,  (ii) the  actual or potential  defendants in, or targets of, any such action include both the  indemnified  party and the  indemnifying  party and the indemnified  party shall have reasonably  concluded that there may be legal  defenses  available to it and/or other  indemnified  parties  which are different  from or additional to those  available to the indemnifying  party,  (iii) the  indemnifying party shall not have employed counsel  satisfactory to the indemnified party to represent the  indemnified  party within a reasonable time after notice of the  institution of such action or (iv) the  indemnifying  party shall authorize the indemnified  party to employ separate counsel at the expense of the indemnifying  party. An indemnifying  party will not, without the prior  written  consent of the  indemnified  parties,  settle or  compromise  or consent to the entry of any judgment  with respect to any pending or threatened  claim,  action,  suit or proceeding in respect of which  indemnification  or contribution  may be sought  hereunder  (whether  or not the  indemnified  parties  are actual or  potential  parties to such claim or action)  unless  such settlement,  compromise or consent includes an unconditional  release of each indemnified  party from all liability arising out of such claim, action, suit or proceeding.

                  (d)      In the event that the indemnity  provided in  paragraph (a)  or (b) of this  Section 8 is  unavailable to or insufficient to hold harmless an indemnified  party for any reason,  the Company and the Underwriters  severally agree to contribute to the aggregate  losses,  claims,  damages and  liabilities  (including  legal or other expenses  reasonably  incurred in connection with investigating  or defending same)  (collectively  "Losses") to which the Company and one or more of the  Underwriters may be subject in such proportion as is appropriate to reflect the relative  benefits  received by the Company on the one hand and by the Underwriters on the other from the offering of the Securities;  provided,  however, that in no case shall any Underwriter (except as may be provided in
                                                --------   -------
any  agreement  among  underwriters  relating  to the  offering  of the  Securities)  be  responsible  for any  amount in excess of the underwriting  discount or commission applicable to the Securities purchased by such Underwriter  hereunder.  If the allocation provided by the immediately  preceding  sentence is unavailable for any reason,  the Company and the Underwriters  severally shall contribute in such  proportion as is  appropriate  to reflect not only such relative  benefits but also the relative  fault of the Company on the one hand and of the  Underwriters  on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant  equitable  considerations.  Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by it, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting  discounts and commissions,  in each case as set forth on the cover page of the Prospectus.
Relative  fault shall be  determined  by reference  to, among other  things,  whether any untrue or any alleged  untrue  statement of a material fact or the omission or alleged  omission to state a material fact relates to  information  provided by the Company on the one hand or the  Underwriters on the other, the intent of the parties and their relative  knowledge,  access to information and opportunity to correct or prevent  such  untrue  statement  or  omission.  The  Company  and the  Underwriters  agree that it would not be just and equitable if contribution  were determined by pro rata allocation or any other method of allocation  which does not take account of the equitable  considerations  referred to above.  Notwithstanding  the  provisions of this  paragraph (d),  no person guilty of fraudulent misrepresentation  (within the  meaning of Section  11(f) of the Act) shall be  entitled  to  contribution  from any person who was not guilty of such  fraudulent  misrepresentation.  For  purposes of this  Section 8, each person who  controls an  Underwriter  within the meaning of either the Act or the Exchange Act and each  director,  officer,  employee and agent of an  Underwriter  shall have the same rights to  contribution  as such  Underwriter,  and each person who  controls  the Company  within the meaning of either the Act or the
Exchange  Act,  each officer of the Company who shall have signed the  Registration  Statement  and each  director of the Company shall have  the  same  rights  to  contribution  as the  Company,  subject  in each  case to the  applicable  terms  and  conditions  of this paragraph (d).

                  9.       Default by an  Underwriter.  If any one or more  Underwriters  shall fail to purchase and pay for any of the
                           ---------------------------
Securities  agreed to be purchased by such  Underwriter  or  Underwriters  hereunder  and such failure to purchase  shall  constitute a default in the performance of its or their obligations under this Agreement,  the remaining  Underwriters shall be obligated  severally to take up and pay for (in the  respective  proportions  which the principal  amount of Securities  set forth  opposite  their names in
Schedule  I hereto  bears  to the  aggregate  principal  amount  of  Securities  set  forth  opposite  the  names of all the  remaining
Underwriters) the Securities which the defaulting  Underwriter or Underwriters agreed but failed to purchase;  provided,  however, that
                                                                                                               --------   -------
in the event that the aggregate  principal amount of Securities which the defaulting  Underwriter or Underwriters  agreed but failed to purchase shall exceed 10% of the aggregate  principal amount of Securities set forth in Schedule I hereto,  the remaining  Underwriters shall  have the right to  purchase  all,  but shall not be under  any  obligation  to  purchase  any,  of the  Securities,  and if such nondefaulting  Underwriters do not purchase all the Securities,  this Agreement will terminate  without  liability to any nondefaulting
Underwriter  or the  Company.  In the event of a default by any  Underwriter  as set forth in this Section 9, the Closing Date shall be postponed  for such period,  not exceeding  five  Business  Days,  as the  Representatives  shall  determine in order that the required changes  in the  Registration  Statement  and the  Prospectus  or in any other  documents  or  arrangements  may be  effected.  Nothing contained in this Agreement  shall relieve any defaulting  Underwriter of its liability,  if any, to the Company and any  nondefaulting
Underwriter for damages occasioned by its default hereunder.

                  10.      Termination.   This  Agreement  shall  be  subject  to  termination  in  the  absolute   discretion  of  the
                           ------------
Representatives,  by notice  given to the Company  prior to delivery  of and payment for the  Securities,  if at any time prior to such time (i) trading in the Company's  Common Stock shall have been  suspended by the  Commission or the New York Stock Exchange or trading in  securities  generally  on the New York Stock  Exchange  shall have been  suspended  or  limited or minimum  prices  shall have been established on such Exchange, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or

(iii) there  shall have  occurred any outbreak or escalation of  hostilities,  declaration  by the United States of a national  emergency  or war, or other  calamity or crisis the effect of which on  financial  markets is such as to make it, in the sole judgment  of the  Representatives,  impractical  or  inadvisable  to  proceed  with the  offering  or  delivery  of the  Securities  as contemplated by the Prospectus (exclusive of any supplement thereto).

                  11.      Representations  and  Indemnities  to  Survive.  The  respective  agreements,  representations,  warranties,
                           -----------------------------------------------
indemnities  and other  statements  of the  Company or its  officers  and of the  Underwriters  set forth in or made  pursuant  to this
Agreement  will  remain in full force and  effect,  regardless  of any  investigation  made by or on behalf of any  Underwriter  or the
Company or any of the officers,  directors,  employees, agents or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the  Securities.  The provisions of Sections 7 and 8 hereof shall survive the  termination or  cancellation of this Agreement.

                  12.      Notices.  All  communications  hereunder will be in writing and effective  only on receipt,  and, if sent to
                           --------
the Representatives,  will be mailed,  delivered or sent by facsimile transmission to the Citigroup Global Markets Inc. General Counsel
(fax no.: (212)  816-7912) and confirmed to the General  Counsel,  Citigroup  Global Markets Inc., at 388 Greenwich  Street,  New York,
New York, 10013 Attention:  General Counsel; or, if sent to the Company,  will be mailed,  delivered or sent by facsimile  transmission to Southern California Edison Company,  Assistant Treasurer,  2244 Walnut Grove Ave.,  Rosemead,  CA 91770 (fax no. (626) 302-1472) and
confirmed to the attention of the General Counsel at the same address, c/o Kenneth Stewart (fax no. (626) 302-4106.

                  13.      Successors.  This  Agreement  will inure to the benefit of and be binding upon the parties  hereto and their
                           -----------
respective successors and the officers,  directors,  employees,  agents and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

                  14.      Applicable  Law. This Agreement  will be governed by and construed in accordance  with the laws of the State
                           ----------------
of New York applicable to contracts made and to be performed within the State of New York.

                  15.      Counterparts.  This Agreement may be signed in one or more  counterparts,  each of which shall constitute an
                           ------------
original and all of which together shall constitute one and the same agreement.

                  16.      Headings.  The section  headings used herein are for convenience  only and shall not affect the construction
                           ---------
hereof.

                  17.      Definitions.  The terms which follow, when used in this Agreement, shall have the meanings indicated.
                           ------------

                  "Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission  promulgated thereunder.

                  "Business  Day" shall mean any  day other  than a  Saturday,  a Sunday or a legal  holiday or a day on which  banking institutions or trust companies are authorized or obligated by law to close in New York City.

                  "Commission" shall mean the Securities and Exchange Commission.

                  "Effective  Date" shall mean each date and time that the  Registration  Statement,  any  post-effective  amendment or amendments thereto and any Rule 462(b) Registration Statement became or become effective.

                  "Exchange  Act" shall mean the  Securities  Exchange Act of 1934, as amended,  and the rules and  regulations  of the
         Commission promulgated thereunder.

                  "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

                  "Material  Adverse  Effect" shall mean,  with respect to the Company,  any effect that is  materially  adverse to the condition (financial or otherwise),  prospects,  earnings,  business or properties of the Company and its subsidiaries,  taken as a whole, whether or not arising from transactions in the ordinary course of business.

                  "Preliminary  Prospectus"  shall  mean  any  preliminary  prospectus  referred  to in  paragraph 1(a)  above  and any preliminary prospectus included in the Registration Statement at the Effective Date that omits Rule 430A Information.

                  "Prospectus"  shall mean the prospectus  relating to the Securities that is first filed pursuant to Rule 424(b) after the Execution Time or, if no filing pursuant to Rule 424(b) is required,  shall mean the form of final prospectus  relating to the Securities included in the Registration Statement at the Effective Date.

                  "Registration  Statement"  shall mean the  registration  statement  referred to in  paragraph 1(a)  above,  including exhibits and financial  statements,  as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any  post-effective  amendment  thereto or any Rule 462(b)  Registration
         Statement  becomes  effective  prior to the Closing Date,  shall also mean such  registration  statement as so amended or such
         Rule 462(b)  Registration  Statement,  as the case may be. Such term shall  include  any  Rule 430A  Information  deemed to be included therein at the Effective Date as provided by Rule 430A.

                  "Rule 424", "Rule 430A" and "Rule 462" refer to such rules under the Act.

                  "Rule 430A  Information"  shall mean information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

                  "Rule 462(b)  Registration  Statement" shall mean a registration  statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the registration statement referred to in Section 1(a) hereof.

                  "Trust  Indenture Act" shall mean the Trust  Indenture Act of 1939, as amended,  and the rules and regulations of the
         Commission promulgated thereunder.

                  If the  foregoing  is in  accordance  with your  understanding  of our  agreement,  please  sign and return to us the enclosed  duplicate  hereof,  whereupon this letter and your acceptance  shall represent a binding  agreement among the Company and the several Underwriters.

                                                              Very truly yours,

                                                              SOUTHERN CALIFORNIA EDISON COMPANY

                                                              By:            W. James Scilacci
                                                                  ------------------------------------------------
                                                                  Name:      W. James Scilacci
                                                                  Title:     Senior Vice President and
                                                                             Chief Financial Officer

The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

CITIGROUP GLOBAL MARKETS INC.

By:               Howard Hiller
     -----------------------------------------------
     Name:        Howard Hiller
     Title:       Managing Director

J.P. MORGAN SECURITIES INC.

By:               Robert Bottamedi
     -----------------------------------------------
     Name:        Robert Bottamedi
     Title:       Vice President

LEHMAN BROTHERS INC.

By:               Gregory J. Hall
     -----------------------------------------------
     Name:        Gregory J. Hall
     Title:       Managing Director

For themselves and the other
several Underwriters named in
Schedule I to the foregoing
Agreement.

                                                              SCHEDULE I
                                                              ----------

                                                    Principal Amount of    Principal Amount    Principal Amount
                                                        2004A Bonds        of 2004B Bonds to    of 2004C Bonds
                                                           to be             be Purchased       to be Purchased
                                                                               ---------             ---------
Underwriters                                             Purchased
------------                                             ---------

Citigroup Global Markets Inc.................................$69,900,000         $122,325,000        $34,950,000
J.P. Morgan Securities Inc. ................................. 69,900,000          122,325,000         34,950,000
Lehman Brothers Inc. ........................................ 69,900,000          122,325,000         34,950,000
Barclays Capital Inc. ........................................15,900,000           27,825,000          7,950,000
Credit Suisse First Boston LLC................................15,900,000           27,825,000          7,950,000
Mellon Financial Markets, LLC..................................15,900,000           27,825,000          7,950,000
Wedbush Morgan Securities Inc.................................15,900,000           27,825,000          7,950,000
Wells Fargo Institutional Brokerage Services, LLC.............15,900,000           27,825,000          7,950,000
Banc One Capital Markets, Inc. ................................3,600,000            6,300,000          1,800,000
Deutsche Bank Securities Inc. .................................3,600,000            6,300,000          1,800,000
Scotia Capital (USA) Inc. .....................................3,600,000            6,300,000          1,800,000
                                                            ------------         ------------       ------------
          Total.............................................$300,000,000         $525,000,000       $150,000,000
                                                            =====================================================